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                                             AMENDMENT NO. 1 dated June 3, 1996
                                             ("Amendment No. 1"), to the
                                             REGISTRATION RIGHTS AGREEMENT dated
                                             August 25, 1995 (the "Registration
                                             Rights Agreement"), among
                                             MAGNAVISION CORPORATION, a Delaware
                                             corporation (the "Company"), and
                                             certain Investors of the Company
                                             set forth on Schedule I (the
                                             "Investors").

                  The Company and the Investors desire to amend the Registration Rights Agreement by revising Schedule I attached thereto in accordance with the terms hereof.

                  NOW, THEREFORE, the parties agree as follows:

                  1. Schedule I of the Registration Rights Agreement is hereby amended in its entirety to read as set forth on Schedule I to this Amendment No. 1.

                  2. This Amendment No. 1 may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  3. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the laws and principles thereof or of any other jurisdiction that would direct the application of the laws of another jurisdiction.

                  4. Except as amended hereby, the Registration Rights Agreement shall remain in full force and effect.

                                    * * * * *





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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment No. 1 as of the date first above written.

                                    MAGNAVISION CORPORATION


                                    By:________________________________
                                       Nicholas Mastrorilli, Sr.,
                                       President

                                    INVESTORS:
                                    IBJS CAPITAL CORPORATION


                                    By:________________________________
                                       Paul Echausse, Vice President
                                             and Chief Operating Officer


                                    IBJ SCHRODER BANK & TRUST COMPANY


                                    By:________________________________
                                       Paul Echausse, Vice President


                                    KOCO CAPITAL COMPANY, L.P.


                                    By:________________________________
                                       Albert Pastino, President


                                       -2-



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                                   SCHEDULE I


                                                           Number of Common
Investor                                                  Stock Equivalents
- --------                                                  -----------------

IBJS Capital Corporation                                      3,417,682
One State Street
New York, New York  10004
Telecopier:  (212) 952-1629
Attention:  Paul Echausse

IBJ Schroder Bank & Trust Company                             6,835,364
One State Street
New York, New York  10004
Telecopier:  (212) 952-1629
Attention:  Paul Echausse

KOCO Capital Company, L.P.                                    6,835,364
111 Radio Circle
Mt. Kisco, New York  10549
Telecopier:  (914) 241-7476
Attention:  Albert G. Pastino